SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 1997


                       Morgan Stanley ABS Capital I Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                       333-19779                  13-3939229
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                                1585 Broadway
                                  2nd Floor
                             New York, NY 10036
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 761-4000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 7 consecutively numbered pages.


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Item 5.   Other Events.

          On December 26, 1997 distributions were made to the
          Certificateholders.  Specific  information   with   respect  to  the
          distributions  is  filed  as  Exhibit  99.1.
          No  other   reportable transactions  or matters have  occurred
          during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (a) Not appllicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  January 23, 1998             By:   /s/Karen Marshall
                                          Karen Marshall
                                          Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         December 26, 1997                             20

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 1997


                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                             REVISED STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:          26-DEC-97                                                                                        PAGE # 1
RECORD DATE:        28-NOV-97

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Ending
                   Original        Beginning                                 Interest                 Ending          Aggregate
                   Certificate     Certificate    Principal      Interest      Carry-  Total          Certificate     Loan
Class  Cusip #     Balance         Balance        Distribution   Distribution  Over    Distribution   Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------

A-1   61744CAA4   17,727,000.00   17,218,803.41      56,299.96     101,160.47    0.00    157,460.43   17,162,503.45   17,427,993.24

A-2   61744CAB4   87,118,000.00   82,813,452.55   2,347,534.76     421,986.30    0.00  2,769,521.06   80,465,917.79   81,935,224.33

 R    N/A               N/A             N/A           N/A            -          N/A            -               N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS           104,845,000.00  100,032,255.96   2,403,834.72     523,146.77     -    2,926,981.49   97,628,421.24   99,363,217.57
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                          Ending
                 Notional         Notional        Interest       Interest          Total             Notional
Class  Cusip #   Amount           Amount          Distribution   Carryover         Distribution      Balance
-----------------------------------------------------------------------------------------------------------------------------------
 X-1     N/A     17,727,000.00    17,440,581.97        -           42,368.61            -         17,427,993.24

 X-2     N/A     87,118,000.00    84,042,304.28        -          247,806.64            -         81,935,224.33
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   N/A    104,845,000.00   101,482,886.25        -          290,175.25            -         99,363,217.57
-----------------------------------------------------------------------------------------------------------------------------------



Factor Information Per $1,000                                 Pass Through Rate

------------------------------------------------------------------------------
                      Principal      Interest       End Prin       Current
 Class     Cusip #    Distribution   Distribution   Balance   Pass Through Rate
------------------------------------------------------------------------------
A-1      61744CAA4     3.17594409    5.70657584   968.15611483      7.05000%

A-2      61744CAB2    26.94660992    4.84384743   923.64284982      5.91750%
-----------------------------------------------------------------------------


Factor Information Per $1,000                                 Pass Through Rate

------------------------------------------------------------------------------
                      Interest          Ending Notional    Current Pass
 Class    Cusip #     Distribution         Balance         Through Rate
------------------------------------------------------------------------------
X-1        N/A            -               983.13269250        2.91517%

X-2        N/A            -               940.50855541        3.53831%


If there are any questions or comments, please contact the Relationship Manager listed below.
                     ---------------------------------------
                                  Karen Marshall
                            Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-2350
                     ---------------------------------------
                            OCWEN FEDERAL BANK FSB
                                 MASTER SERVICER
                                      -6-


                                          OCWEN MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-1
                                              REVISED STATEMENT TO CERTIFICATEHOLDERS
DIST DATE:        26-DEC-97                                                                                             PAGE #  2
RECORD DATE:      28-NOV-97

Sec. 7.09(a)(i)     Prepayment amount                                                                                 2,068,707.81
                    Principal portion of carry forward amount                                                                -
                    Remaining principal portion of carry forward amount                                                      -

Sec. 7.09(a)(ii)    Compensating Interest Amount                                                                          7,372.25
                    Interest portion of carry forward amount                                                            290,175.25
                    Remaining interest portion of carry forward amount                                                1,652,217.97
                    Basis risk carryover amount payment amount                                                               -
                    Remaining basis risk carryover amount                                                                    -

Sec. 7.09(a)(v)     Servicing fees amount                                                                                42,284.54
                    Premium amount                                                                                       17,075.17
                    Trustee fees amount                                                                                   1,667.20

Sec. 7.09(a)(vii)   P&I advances                                                                                        122,214.85
                    Servicing advances                                                                                   78,076.76
                    Total P&I advances outstanding                                                                      409,904.86
                    Total servicing advances outstanding                                                                118,697.98
*
Sec. 7.09(a)(viii)  The number and aggregate principal balances of all delinquent loans in each group

                                                                           Fixed Rate Group                    Variable Rate Group
                                                                        Number     Principal Balance     Number  Principal Balance
                        ----------------------------------------------------------------------------------------------------------
                        Delinquent one payment                              4             280,965.62       12       1,279,144.40
                        Delinquent two payments                             0                -              8       1,178,202.59
                        Delinquent three or more payments                   4             353,292.24       21       3,265,822.56
                        ----------------------------------------------------------------------------------------------------------

                                                                           Fixed Rate Group                    Variable Rate Group
                                                                        Number     Principal Balance     Number  Principal Balance
                                                                        -----------------------------------------------------------
                    Mortgage loans which foreclosure proceedings
                    have been commenced                                    0                 -             0                -
                                                                        -----------------------------------------------------------

                                                                           Fixed Rate Group                    Variable Rate Group
                                                                        Number     Principal Balance     Number  Principal Balance
                                                                        -----------------------------------------------------------
                    Mortgage loans which have filed for protection
                    under applicable  bankruptcy laws                      0                 -             0                -
                                                                        -----------------------------------------------------------

                                                                                             Fixed Rate Group  Variable Rate Group
                                                                                             -------------------------------------
Sec. 7.09(a)(ix)    Mortgage loan that became an REO property during the preceding                       None             None
                    calendar month                                                           -------------------------------------

                                                                           Fixed Rate Group                 Variable Rate Group
                                                                        Number     Principal Balance    Number    Principal Balance
                                                                        -----------------------------------------------------------
Sec. 7.09(a)(x)     REO properties as of the close of business
                    on the determination date                              0                 -             0                -
                                                                        -----------------------------------------------------------

Sec. 7.09(a)(xi)    Insured Payment Amount                                                                                  -
                                                                                             Fixed Rate Group  Variable Rate Group
                                                                                             -------------------------------------
Sec. 7.09(a)(xii)   Aggregate beginning loan balance                                           17,440,581.97      84,042,304.28
                    Aggregate ending loan balance                                              17,427,993.24      81,935,224.33
                                                                                             -------------------------------------

                                                                                           Fixed Rate Group  Adjustable Rate Group
                                                                                           ---------------------------------------
Sec. 7.09(a)(xiii)  Remaining Subordinated Amount                                                 265,489.79       1,469,306.54
                    Remaining Subordinated deficit Amount                                         133,373.44       1,144,240.28
                                                                                           ---------------------------------------
Sec. 7.09(a)(xv)    Total substitution Adjustments Amounts                                                                   -
                    Total Loan Purchase Price Amounts                                                                        -
                                                                                           Fixed Rate Group  Adjustable Rate Group
                                                                                           ---------------------------------------
Sec. 7.09(a)(xvi)   Weighted Average Mortgage Rate                                                10.66517%          10.18581%
                                                                                           ---------------------------------------

Sec. 7.09(a)(xvii)  The largest Loan Balance outstanding                                                              589,303.16
                           OCWEN FEDERAL BANK FSB
                                MASTER SERVICER
                                     -7-

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